UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Roadrunner Transportation Systems, Inc.

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Roadrunner Announces Filing of Preliminary

Proxy Statement for 2018 Annual Meeting

Downers Grove, IL (BUSINESS WIRE) — October 23, 2018 — Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced the filing of a preliminary proxy statement for its 2018 Annual Meeting of Stockholders. Included in the preliminary proxy statement are proposals for the election of directors, certain governance changes, and items which, if approved by its stockholders, would allow the company to complete the proposed rights offering first announced on September 19, 2018.

The rights offering is expected to be supported by a commitment that is being negotiated with certain funds affiliated with Elliott Management Corporation to purchase all unsubscribed shares of the company’s common stock (the “backstop commitment”) to ensure that the rights offering is fully subscribed. The company expects to receive gross proceeds from the rights offering and backstop commitment of approximately $450 million before fees and expenses based on selling 900,000,000 new shares at $0.50 per share. The net proceeds from the rights offering and backstop commitment would primarily be used to redeem all of the company’s outstanding shares of preferred stock and pay related accrued and unpaid dividends. The purpose of the rights offering is to improve and simplify the company’s capital structure in a manner that gives the company’s existing stockholders the opportunity to participate on a pro rata basis. By improving and simplifying its capital structure, the company believes it will increase the speed and likelihood of a full operational recovery.

Questions about the rights offering may be directed to the company’s dealer manager, Barclays Capital Inc., by telephone at (212) 526-3511 or (212) 526-1627.

Important Additional Information

Roadrunner Transportation Systems, Inc., its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in connection with Roadrunner’s 2018 Annual Meeting of Stockholders. Roadrunner intends to file a definitive proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation. ROADRUNNER STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of Roadrunner’s directors and executive officers and their respective interests in Roadrunner by security holdings or otherwise is set forth in Roadrunner’s preliminary proxy statement for the 2018 Annual Meeting of Stockholders, filed with the SEC on October 23, 2018. To the extent holdings of such participants in Roadrunner’s securities change since the amounts described in the 2018 preliminary proxy statement, such changes will be reflected in the definitive proxy statement and on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

These documents, including any proxy statement (and amendments or supplements thereto) and other documents filed by Roadrunner with the SEC, are available for no charge at the SEC’s website at www.sec.gov and at Roadrunner’s investor relations website at www.rrts.com/investors/.

A registration statement relating to the rights offering has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

A copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting Roadrunner at (414) 615-1500. The rights will be issued to holders of Roadrunner’s common stock as of a record date (the “rights offering record date”), which has yet to be determined. The company will provide notice of the rights offering record date in the future at such time as it is determined. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Roadrunner Transportation Systems, Inc.

Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. Forward-looking statements also include, among other things, statements regarding the amount of gross proceeds we expect to receive in the rights offering; the positive effect of the rights offering on the company’s capital structure; the company’s use of the net proceeds of the rights offering; the prospects for a full operational recovery; and whether the company will ultimately commence and consummate the rights offering. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, filed with the SEC on September 19, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018.

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Contact:

Reputation Partners

Marilyn Vollrath

414-376-8834

ir@rrts.com